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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  August 10, 1995
                Date of Earliest Event Reported:  August 3, 1995


                           TELE-COMMUNICATIONS, INC.
           ----------------------------------------------------------
           (Exact name of Registrants as specified in their charters)


                               State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                 0-20421                               84-1260157
        -------------------------         -------------------------------------
        (Commission File Numbers)         (I.R.S. Employer Identification Nos.)


            5619 DTC Parkway
          Englewood, Colorado                             80111
- ----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


      Registrants' telephone number, including area code:  (303) 267-5500
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ITEM 5.          OTHER EVENTS.

      At its Annual Meeting of Stockholders held on August 3, 1995, the stockholders of Tele-Communications, Inc. (the "Company") approved the Liberty Media Group Stock Proposal. As a result, the Restated Certificate of Incorporation of the Company was amended to (i) authorize two new series of common stock of the Company, designated the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share (collectively, the "Liberty Media Group Common Stock"), and
(ii) redesignate the Company's Class A Common Stock, par value $1.00 per share, as the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, and the Class B Common Stock, par value $1.00 per share, as the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share (the Series A and Series B TCI Group Common Stock are referred to collectively herein as the "TCI Group Common Stock"). The Liberty Media Group Common Stock is intended to reflect the separate performance of the newly created "Liberty Media Group", which consists of the Company's businesses that are engaged in two principal lines of business: (i) production, acquisition and distribution through all available formats and media of branded entertainment, educational and informational programming and software, including multimedia products and (ii) electronic retailing, direct marketing, advertising sales relating to programming services, infomercials and transaction processing. The TCI Group Common Stock is intended to reflect the separate performance of the Company's businesses and assets not included in the Liberty Media Group, as well as any equity value of the Company attributable to the Liberty Media Group that, at any relevant time in the future, is not represented by outstanding Liberty Media Group Common Stock.

      In accordance with the Liberty Media Group Stock Proposal and pursuant to resolutions previously adopted by the Board of Directors of the Company, the Company is making a distribution consisting of one-fourth of one share of Series A Liberty Media Group Common Stock on each outstanding share of Series A TCI Group Common Stock, and one-fourth of one share of Series B Liberty Media Group Common Stock on each outstanding share of Series B TCI Group Common Stock, in each case to the holders of TCI Group Common Stock as of the close of business on August 4, 1995.

      The redesignation of the Company's common stock and the distribution of the Liberty Media Group Common Stock are described in the Company's press release dated August 3, 1995, which is filed as an exhibit to this report and is hereby incorporated by reference herein. The designations, rights, privileges and preferences of the Liberty Media Group Common Stock and the TCI Group Common Stock are set forth in the Certificate of Amendment of the Company which is also filed as an exhibit to this report and is hereby incorporated by reference herein.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

(c)      Exhibits

         (99.1) Restated Certificate of Incorporation, dated August 4, 1994, as amended on August 4, 1994, August 16, 1994, October 11, 1994, October 21, 1994, January 26, 1995, August 3, 1995 and
                   August 3, 1995.

         (99.2)  Press release of the Company, dated August 3, 1995.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:    August 10, 1995



                                     TELE-COMMUNICATIONS, INC.
                                     (Registrant)



                                     By: /s/ Stephen M. Brett
                                        ---------------------------------------
                                         Stephen M. Brett
                                           Executive Vice President and
                                             Secretary
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                                 EXHIBIT INDEX


The following exhibits are filed herewith or are incorporated by reference herein (according to the number assigned to them in Item 601 of Regulation S-K) as noted:


(99.1)    Restated Certificate of Incorporation, dated August 4, 1994, as amended on August 4, 1994, August 16, 1994, October 11, 1994, October 21, 1994, January 26, 1995, August 3, 1995 and August 3, 1995.

(99.2)    Press release of the Company, dated August 3, 1995.